Trade payables	12 Months Ended
Dec. 31, 2023
Trade payables
Trade payables

Note 23. Trade payables

The following table represents trade payables:

	As of December 31,
in €‘000	2023	2022
License fee payables for capitalized sports data rights – current	202,013	148,638
Other trade payables and accrued expenses – current	57,654	56,356
Trade payables current	259,667	204,994
License fee payables for capitalized sports data rights – non-current	908,437	264,530
Other trade payables – non-current	62	135
Trade payables non-current	908,499	264,665
Total	1,168,166	469,659

License agreements which qualify as intangible assets are initially measured at cost. These costs are determined based on the present value of the license payments scheduled over the applicable binding period. As of December 31, 2023 and 2022, the carrying amount of license payments was €1,110.5 million and €413.2 million, respectively.